UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00041

GENERAL AMERICAN INVESTORS COMPANY, INC.

 (Exact name of registrant as specified in charter)

100 Park Avenue, 35th Floor, New York, New York 10017

 (Address of principal executive offices) (Zip code)

Eugene S. Stark

General American Investors Company, Inc.

100 Park Avenue

35th Floor

New York, New York  10017

(Name and address of agent for service)

Copy to:

John E. Baumgardner, Jr., Esq.

Sullivan & Cromwell LLP

125 Broad Street

New York, New York 10004

Registrant's telephone number, including area code: 212-916-8400

Date of fiscal year end:  December 31

Date of reporting period: June 30, 2016

Item1:  Report to Shareholders

For the six months ended return June 30, 2016, the net	wide valuation spread between classically safe stocks
asset value per Common Share increased 0.89%	like utilities and staples, and cyclically oriented sectors
while the investment return to our stockholders	as investors chase yields not available in traditional fixed
decreased by 3.16%. By comparison, our benchmark,	income investments.
the Standard & Poor’s 500 Stock Index (including
income), increased 3.85%. For the twelve months	Though not immune to weak economic trends in the
ended June 30, 2016, the return on the net asset value	rest of the world, the United States has continued to
per Common Share decreased by 3.00%, and the return	grow modestly, with the unemployment rate falling
to our stockholders decreased by 7.83%; these compare	to levels seen during the last expansion. Wages con-
with an increase of 4.02% for the S&P 500. During both	tinue to rise modestly, household formations are trending
periods, the discount at which our shares traded contin-	upward, while discretionary consumer spending remains
ued to fluctuate and on June 30, 2016, it was 18.8%.	relatively subdued. Borrowing for autos and other large
expense consumer goods and services has been robust,
As detailed in the accompanying financial statements	while general consumer and housing credit has remained
(unaudited), as of June 30, 2016, the net assets applicable	below growth levels experienced during previous expan-
to the Company’s Common Stock were $1,052,667,868	sions due in part to constrictive financial regulations and
equal to $37.94 per Common Share.	higher savings rates.

The increase in net assets resulting from operations for	Outside of the U.S., the economic picture remains more
the six months ended June 30, 2016 was $4,206,851.	subdued. Weaker Chinese and Japanese growth has
During this period, the net realized gain on investments	diminished demand for raw materials from emerging
sold was $77,321,158 and the decrease in net unrealized	markets in Latin America and Africa. The European
appreciation was $73,367,690. Net investment income	Union continues to face stagnant growth which may be
for the six months was $5,909,369. Distributions to	exacerbated due to the United Kingdom’s recent popular
common shareholders totaled $2,826,870 and distribu-	vote to exit the political and economic union. Though
tions to Preferred Stockholders amounted to $5,655,986.	the extent of residual effects is unknown, Brexit has
the potential to have a significant impact on the E.U. to
During the six months, The Company also repurchased	the extent it encourages others to consider leaving the
550,178 of its shares at a cost of $16,740,318, an aver-	Union. The negotiation for Britain to leave the E.U.
age discount to net asset value of 17.7%. Strong relative	could take up to three years to complete leaving a long
performance contributed to our returns from the shares	period of uncertainty for companies currently invested
of companies in the consumer discretionary, industrials,	in real property in the U.K. British property companies
materials and financial sectors. The Company’s recent	have experienced significant declines in response to
underperformance relative to the S&P 500 is attributable	Brexit as London has been among the most expensive
to our exposure to currency fluctuations affecting the	real estate markets in the world.
dollar value of our foreign consumer staples, our modest
overweight to energy and pharmaceuticals, including	Favorably in the U.S. and China, a number of short
Biotech.	cycle indicators have begun to display positive trends.
It appears the inventory overhang that plagued the
As discussed in our first quarter letter, U.S. equity mar-	U.S. economy since the second quarter of last year is
kets have struggled, alternating between modest positive	fading. The dramatic decline in drilling activity in the
and negative returns reflecting elevated equity valua-	U.S. is abating, removing some of the headwinds from
tions, lower operating margins and flat revenue growth	lower energy prices. Likewise, China has seen modest
countered by extraordinarily low interest rates.	reductions in raw material inventories and an uptick in
domestic demand.
Interest rates appear to remain the most powerful vari-
able for valuation as they define, in part, the rate at which	On the whole, we retain our enthusiasm for equities
future cash flows are discounted. Given the growing	for the long term as there are few alternatives with the
number of sovereign nations experiencing negative	potential to benefit from improvement in world growth
interest rates, now at over $10 trillion in issued bonds,	rates amid this low to negative interest rate environment.
it would seem likely that valuations for equities and
other assets may continue to benefit from the lack of	Information about the Company, including our invest-
alternative investments with favorable cash flow yields.	ment objectives, operating policies and procedures,
Though history is scant on the subject, negative interest	investment results, record of dividend and distribution
rates may well drive asset valuations, especially equities,	payments, financial reports and press releases, is on our
higher. Despite the simple mathematical formula that	website and has been updated through June 30, 2016. It
yields this outcome, the resulting higher valuations may	can be accessed on the internet at www.generalameri-
also lead to higher volatility in asset prices.	caninvestors.com.

This unusual and historic situation is occurring amidst	By Order of the Board of Directors,
low growth, low inflation, and, in most cases, aging	General American Investors Company, Inc.
demographics for native populations. Elevated levels of
government debt to GDP ratios, outsized swings in cur-	Jeffrey W. Priest
rency exchange rates and equally large levels of central	President and Chief Executive Officer
bank intervention are also present. This has led to a	July 13, 2016

				Value
	Shares		COMMON STOCKS	(note 1a)
Consumer	Automobiles and Components (1.5%)
Discretionary	1,264,063	Ford Motor Company	(Cost $16,174,723)	$15,889,272
(10.8%)
	Retailing (9.3%)
	299,300		Liberty Interactive Corporation - Ventures A (a)	11,095,051
	375,026		Macy’s Inc.	12,604,624
	959,768		The TJX Companies, Inc.	74,122,883
			(Cost $28,911,220)	97,822,558
			(Cost $45,085,943)	113,711,830

Consumer	Food, Beverage and Tobacco (11.9%)
Staples	201,174		Danone	14,155,826
(14.4%)	202,400		Diageo plc ADR	22,846,912
	450,000		Nestle S.A.	34,659,734
	195,000		PepsiCo, Inc.	20,658,300
	704,378		Unilever N.V.	32,758,881
			(Cost $67,915,227)	125,079,653
	Food and Staples Retailing (2.5%)
	168,781	Costco Wholesale Corporation	(Cost $5,100,945)	26,505,368
			(Cost $73,016,172)	151,585,021

Energy	218,000		Anadarko Petroleum Corporation	11,608,500
(7.9%)	200,900		Apache Corporation	11,184,103
	1,572,819		Cameco Corporation	17,253,824
	660,000		Ensco plc - Class A	6,408,600
	3,830,440		Gulf Coast Ultra Deep Royalty Trust (a)	275,792
	535,000		Halliburton Company	24,230,150
	1,730,000		Helix Energy Solutions Group, Inc. (a)	11,694,800
			(Cost $84,586,318)	82,655,769

Financials	Banks (1.6%)
(22.2%)	140,000	M&T Bank Corporation	(Cost $3,966,544)	16,552,200
	Diversified Financials (4.7%)
	245,000		American Express Company	14,886,200
	285,000		JPMorgan Chase & Co.	17,709,900
	500,000		Nelnet, Inc.	17,375,000
			(Cost $23,578,547)	49,971,100
	Insurance (15.9%)
	158,877		Aon plc	17,354,135
	675,600		Arch Capital Group Ltd. (a)	48,643,200
	187,500		Axis Capital Holdings Limited	10,312,500
	110		Berkshire Hathaway Inc. Class A (a)	23,867,250
	125,000		Everest Re Group, Ltd.	22,833,750
	365,000		MetLife, Inc.	14,537,950
	243,298		Willis Towers Watson plc	30,244,374
			(Cost $50,525,480)	167,793,159
			(Cost $78,070,571)	234,316,459

Health Care	Pharmaceuticals, Biotechnology and Life Sciences
(12.2%)	1,200,000		Ariad Pharmaceuticals, Inc. (a)	8,868,000
	190,000		Celgene Corporation (a)	18,739,700
	514,409		Cempra, Inc. (a)	8,482,605
	438,600		Gilead Sciences, Inc.	36,588,012
	197,442		Intra-Cellular Therapies Inc. (a)	7,664,698
	427,191		Merck & Co., Inc.	24,610,474
	477,076		Paratek Pharmaceuticals Inc. (a)	6,636,127
	460,808		Pfizer Inc.	16,225,050
	396,123		Repros Therapeutics Inc. (a)	637,758
			(Cost $77,721,416)	128,452,424

				Value
	Shares	COMMON STOCKS (continued)		(note 1a)
Industrials	Capital Goods (6.7%)
(12.4%)	219,131	Eaton Corporation plc		$13,088,695
	840,000	General Electric Company		26,443,200
	300,000	United Technologies Corporation		30,765,000
			(Cost $57,241,319)	70,296,895
	Commercial and Professional Services (4.7%)
	972,800	Republic Services, Inc.	(Cost $14,903,516)	49,914,368
	Transportation (1.0%)
	945,064	Hertz Global Holdings, Inc. (a)	(Cost $16,071,904)	10,461,858
			(Cost $88,216,739)	130,673,121

Information	Semiconductors and Semiconductor Equipment (2.9%)
Technology	200,850	ASML Holding N.V.		19,926,328
(15.5%)	330,500	Intel Corporation		10,840,400
			(Cost $10,939,662)	30,766,728
	Software and Services (4.5%)
	680,686	Microsoft Corporation		34,830,703
	378,034	Synchronoss Technologies, Inc. (a)		12,044,163
			(Cost $29,257,286)	46,874,866
	Technology Hardware and Equipment (8.1%)
	184,000	Apple Inc.		17,590,400
	1,039,500	Cisco Systems, Inc.		29,823,255
	410,000	EMC Corporation		11,139,700
	66,300	Keysight Technologies, Inc. (a)		1,928,667
	461,200	QUALCOMM Incorporated		24,706,484
			(Cost $51,326,605)	85,188,506
			(Cost $91,523,553)	162,830,100

Materials	981,422	Huntsman Corporation	(Cost $18,834,046)	13,200,126
(1.3%)

Miscellaneous		Other (b)	(Cost $30,042,178)	27,773,562
(2.6%)
Telecommunication	683,852	Vodafone Group plc ADR	(Cost $23,341,423)	21,124,188
Services
(2.0%)
		TOTAL COMMON STOCKS (101.3%)	(Cost $610,438,359)	1,066,322,600

	Warrant	WARRANT
Technology	281,409	Applied DNA Sciences, Inc. (a)	(Cost $2,814)	322,213
Hardware &
Equipment
(0.0%)

Shares	SHORT-TERM SECURITY AND OTHER ASSETS
179,413,039	SSgA U.S. Treasury Money Market Fund (17.1%)	(Cost $179,413,039)	179,413,039
TOTAL INVESTMENTS (c) (118.4%)		(Cost $789,854,212)	1,246,057,852
Liabilities in excess of receivables and other assets (-0.3%)			(3,272,809)
			1,242,785,043
PREFERRED STOCK (-18.1%)			(190,117,175)
NET ASSETS APPLICABLE TO COMMON STOCK (100%)			$1,052,667,868

ADR - American Depository Receipt
(a) Non-income producing security.
(b) Securities which have been held for less than one year, not previously disclosed, and not restricted.
(c) At June 30, 2016 the cost of investments for Federal income tax purposes was $789,854,212; aggregate gross unrealized appreciation was
$512,285,501; aggregate gross unrealized depreciation was $56,081,861; and net unrealized appreciation was $456,203,640.

(see notes to unaudited financial statements)

	Contracts			Value
Call Option	(100 Shares Each)		COMPANY/EXPIRATION DATE/EXCERCISE PRICE	(note 1a)
Information technology (0.0%)
Technology Hardware
and Equipment		2,495	Cisco Systems Inc./July 15, 2016/$25 (Premium Received $510,141)	$935,625

	Net Shares	Shares
Increases	Transacted	Held
New Positions
Axis Capital Holdings Limited	187,500	187,500
Gulf Coast Ultra Deep Royalty Trust	—	3,830,440	(b)
Helix Energy Solutions Group, Inc.	95,000	1,730,000	(b)
Liberty Interactive Corporation - Ventures A	299,300	299,300

Additions
Ensco plc - Class A	80,000	660,000
Macy’s, Inc.	40,000	375,026
Paratek Pharmaceuticals Inc.	200,000	477,076

Decreases
Eliminations
FCB Financial Holdings, Inc.	200,000	—
Occidental Petroleum Corporation	38,400	—

Reductions
Apache Corporation	30,000	200,900
Apple Inc.	90,000	184,000
Arch Capital Group Ltd.	24,400	675,600
Cisco Systems, Inc.	500	1,039,500
Diageo plc ADR	20,000	202,400
General Electric Company	175,000	840,000
Halliburton Company	50,000	535,000
Keysight Technologies, Inc.	185,000	66,300
Pfizer Inc.	145,000	460,808
Synchronoss Technologies, Inc.	47,500	378,034
The TJX Companies, Inc.	30,000	959,768

(a) Common shares unless otherwise noted; excludes transactions in Common Stocks - Miscellaneous - Other.
(b) Shares purchased in prior period and previously carried under Common Stocks - Miscellaneous - Other.
(see notes to unaudited financial statements)

The diversification of the Company’s net assets applicable to its Common Stock by industry group as of June 30,
2016 is shown in the table.

	Cost	Value	Percent Common
Industry Category	(000)	(000)	Net Assets*
Financials
Banks	$3,967	$16,552	1.6%
Diversified Financials	23,579	49,971	4.7
Insurance	50,525	167,793	15.9
	78,071	234,316	22.2
Information Technology
Semiconductors & Semiconductor Equipment	10,940	30,767	2.9
Software & Services	29,257	46,875	4.5
Technology Hardware & Equipment	51,329	85,511	8.1
	91,526	163,153	15.5
Consumer Staples
Food, Beverage & Tobacco	67,915	125,080	11.9
Food & Staples Retailing	5,101	26,505	2.5
	73,016	151,585	14.4
Industrials
Capital Goods	57,241	70,297	6.7
Commercial & Professional Services	14,904	49,914	4.7
Transportation	16,072	10,462	1.0
	88,217	130,673	12.4
Health Care
Pharmaceuticals, Biotechnology & Life Sciences	77,721	128,452	12.2

Consumer Discretionary
Automobiles & Components	16,175	15,889	1.5
Retailing	28,911	97,823	9.3
	45,086	113,712	10.8

Energy	84,586	82,656	7.9
Miscellaneous**	30,042	27,774	2.6
Telecommunication Services	23,342	21,124	2.0
Materials	18,834	13,200	1.3
	610,441	1,066,645	101.3
Short-Term Securities	179,413	179,413	17.1
Total Investments	$789,854	1,246,058	118.4
Other Assets and Liabilities - Net		(3,273)	(0.3)
Preferred Stock		(190,117)	(18.1)
Net Assets Applicable to Common Stock		$1,052,668	100.0%

* Net Assets applicable to the Company’s Common Stock.
** Securities which have been held for less than one year, not previously disclosed, and not restricted.

(see notes to unaudited financial statements)

Assets
INVESTMENTS, AT VALUE (NOTE 1a)
Common stocks (cost $610,438,359)		$1,066,322,600
Warrant (cost $2,814)		322,213
Money market fund (cost $179,413,039)		179,413,039
Total investments (cost $789,854,212)		1,246,057,852

RECEIVABLES AND OTHER ASSETS
Cash	$1,652
Receivable for securities sold	3,934,045
Dividends, interest and other receivables	2,741,996
Qualified pension plan asset, net excess funded (note 7)	1,977,300
Prepaid expenses, fixed assets and other assets	739,623	9,394,616

TOTAL ASSETS		1,255,452,468

Liabilities
Payable for securities purchased	752,095
Outstanding option written, at value (premium received $510,141) (note 4)	935,625
Accrued preferred stock dividend not yet declared	219,955
Accrued compensation payable to officers and employees	2,000,000
Accrued supplemental pension plan liability (note 7)	5,679,607
Accrued supplemental thrift plan liability (note 7)	2,766,558
Accrued expenses and other liabilities	313,585

TOTAL LIABILITIES		12,667,425

5.95% CUMULATIVE PREFERRED STOCK, SERIES B -
7,604,687 shares at a liquidation value of $25 per share (note 5)		190,117,175
NET ASSETS APPLICABLE TO COMMON STOCK - 27,746,519 shares (note 5)		$1,052,667,868

NET ASSET VALUE PER COMMON SHARE		$37.94

Net Assets Applicable To Common Stock
Common Stock, 27,746,519 shares at par value (note 5)	$27,746,519
Additional paid-in capital (note 5)	494,846,300
Undistributed net investment income (note 5)	4,360,724
Undistributed realized gain on securities sold	80,965,496
Accumulated other comprehensive loss (note 7)	(5,247,870)
Unallocated distributions on Preferred Stock	(5,875,941)
Unrealized appreciation on investments, option written and other	455,872,640

NET ASSETS APPLICABLE TO COMMON STOCK		$1,052,667,868

(see notes to unaudited financial statements)

Income
Dividends (net of foreign withholding taxes of $528,319)		$12,421,458
Interest		82,320
		12,503,778
Expenses
Investment research	$3,309,145
Administration and operations	1,853,414
Office space and general	871,232
Auditing and legal fees	171,067
Transfer agent, custodian and registrar fees and expenses	127,876
Directors’ fees and expenses	117,730
State and local taxes	87,232
Stockholders’ meeting and reports	56,713	6,594,409
NET INVESTMENT INCOME		5,909,369

Net Realized Gain and Change in Unrealized Appreciation on Investments (notes 1, 3 and 4)
Net realized gain on investments:
Securities transactions	76,694,744
Written option transactions (notes 1b and 4)	626,414
	77,321,158
Net decrease in unrealized appreciation	(73,367,690)
NET GAIN ON INVESTMENTS		3,953,468
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS		(5,655,986)
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS		$4,206,851

	Six Months Ended
	June 30, 2016	Year Ended
Operations	(Unaudited)	December 31, 2015
Net investment income	$5,909,369	$13,728,242
Net realized gain on investments	77,321,158	34,130,660
Net decrease in unrealized appreciation	(73,367,690)	(76,268,833)
	9,862,837	(28,409,931)
Distributions to Preferred Stockholders:
From net investment income	—	(3,344,407)
From net capital gains	—	(7,967,565)
Unallocated distributions	(5,655,986)	—
Decrease in net assets from Preferred distributions	(5,655,986)	(11,311,972)
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	4,206,851	(39,721,903)
OTHER COMPREHENSIVE INCOME
Funded status of defined benefit plans (note 7)	—	538,384

Distributions to Common Stockholders
From net investment income	(1,455,838)	(9,622,112)
From net capital gains	(1,371,032)	(22,923,266)
DECREASE IN NET ASSETS FROM COMMON DISTRIBUTIONS	(2,826,870)	(32,545,378)

Capital Share Transactions (Note 5)
Value of Common Shares issued in payment of dividends and distributions	—	13,532,276
Cost of Common Shares purchased	(16,740,318)	(101,674,879
DECREASE IN NET ASSETS - CAPITAL TRANSACTIONS	(16,740,318)	(88,142,603
NET DECREASE IN NET ASSETS	(15,360,337)	(159,871,500

Net Assets Applicable to Common Stock
BEGINNING OF PERIOD	1,068,028,205	1,227,899,705
END OF PERIOD (including under/over distributed net investment income of
$4,360,724 and ($92,807), respectively)	$1,052,667,868	$1,068,028,205

(see notes to unaudited financial statements)

The following table shows per share operating performance data, total investment return, ratios and supplemental data for the six months ended June 30, 2016 and for each year in the five-year period ended December 31, 2015. This information has been derived from information contained in the financial statements and market price data for the Company’s shares.

	Six Months
	Ended
	June 30, 2016		Year Ended December 31,
	(Unaudited)	2015	2014	2013	2012	2011

PER SHARE OPERATING PERFORMANCE
asset value, beginning of period	$37.74	$39.77	$41.07	$32.68	$29.78	$31.26
Net investment income	.21	.48	.32	.17	.24	.18
Net gain (loss) on securities,
realized and unrealized, and other	.29	(.99)	2.39	10.51	5.05	(.68)
Other comprehensive income (loss)	—	.02	(.13)	.20	—	(.10)
	.50	(.49)	2.58	10.88	5.29	(.60)
Distributions on Preferred Stock:
Dividends from net investment income	—	(.12)	(.04)	(.04)	(.04)	(.11)
Distributions from net capital gains	—	(.27)	(.34)	(.35)	(.35)	(.27)
Unallocated	(.20)	—	—	—	—	—
	(.20)	(.39)	(.38)	(.39)	(.39)	(.38)
from investment operations	.30	(.88)	2.20	10.49	4.90	(.98)
Distributions on Common Stock:
Dividends from net investment income	(.05)	(.34)	(.32)	(.18)	(.21)	(.15)
Distributions from net capital gains	(.05)	(.81)	(3.18)	(1.92)	(1.79)	(.35)
	(.10)	(1.15)	(3.50)	(2.10)	(2.00)	(.50)
asset value, end of period	$37.94	$37.74	$39.77	$41.07	$32.68	$29.78
share market value, end of period	$30.82	$31.94	$35.00	$35.20	$27.82	$24.91
TOTAL INVESTMENT RETURN - Stockholder
return, based on market price per share	(3.16%)*	(5.34%)	9.32%	34.24%	19.77%	(5.29%)

RATIOS AND SUPPLEMENTAL DATA
Net assets applicable to Common Stock,
end of period (000’s omitted)	$1,052,668	$1,068,028	$1,227,900	$1,229,470	$955,418	$886,537
Ratio of expenses to average net assets
applicable to Common Stock	1.27%**	1.17%	1.10%	1.27%	1.67%	1.39%
Ratio of net income to average net assets
applicable to Common Stock	1.14%**	1.17%	0.78%	0.47%	0.74%	0.56%
Portfolio turnover rate	5.78%*	14.41%	14.98%	17.12%	9.56%	11.17%

PREFERRED STOCK
Liquidation value, end of period (000’s omitted)	$190,117	$190,117	$190,117	$190,117	$190,117	$190,117
Asset coverage	654%	662%	746%	747%	603%	566%
Liquidation preference per share	$25.00	$25.00	$25.00	25.00	$25.00	$25.00
Market value per share	$26.97	$26.75	$26.01	25.30	$25.54	$25.47

*Not annualized **Annualized

(see notes to unaudited financial statements)

1. SIGNIFICANT ACCOUNTING POLICIES - General American Investors Company, Inc. (the “Company”), established in 1927, is registered under the Investment Company Act of 1940 as a closed-end, diversified management investment company. It is internally managed by its officers under the direction of the Board of Directors.

The accompanying financial statements have been prepared in accordance with United States generally accepted accounting principles
(“U.S. GAAP”) pursuant to the requirements for reporting; Accounting Standards Codification 946, Financial Services - Investment
Companies (“ASC946”), and Regulation S-X.

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income, expenses and gains and losses during the reported period. Changes in the economic environment, financial markets, and any other parameters used in determining these estimates could cause actual results to differ, and these differences could be material.

a. SECURITY VALUATION Equity securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the period. Equity securities reported on the NASDAQ national market are valued at the official closing price on that day. Listed and NASDAQ equity securities for which no sales are reported on that day and other securities traded in the over-
the-counter market are valued at the last bid price (asked price for options written) on the valuation date. Equity securities traded primarily in foreign markets are valued at the closing price of such securities on their respective exchanges or markets. Corporate debt securities, domestic and foreign, are generally traded in the over-the-counter market rather than on a securities exchange. The
Company utilizes the latest bid prices provided by independent dealers and information with respect to transactions in such securities to determine current market value. If, after the close of foreign markets, conditions change significantly, the price of certain foreign securities may be adjusted to reflect fair value as of the time of the valuation of the portfolio. Investments in money market funds are valued at their net asset value. Special holdings (restricted securities) and other securities for which quotations are not readily available are valued at fair value determined in good faith pursuant to specific procedures appropriate to each security as established by and under the general supervision of the Board of Directors. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the price used by other investors or the price that may be realized upon the actual sale of the security.

b. OPTIONS The Company may purchase and write (sell) put and call options. The Company typically purchases put options or writes call options to hedge the value of portfolio investments while it typically purchases call options and writes put options to obtain equity market exposure under specified circumstances. The risk associated with purchasing an option is that the Company pays a premium whether or not the option is exercised. Additionally, the Company bears the risk of loss of the premium and a change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums received from writing options are reported as a liability on the Statement of Assets and Liabilities.
Those that expire unexercised are treated by the Company on the expiration date as realized gains on written option transactions in the Statement of Operations. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss on written option transactions in the Statement of Operations. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss on investments in the Statement of Operations. If a written put option is exercised, the premium reduces the cost basis for the securities purchased by the Company and is parenthetically disclosed under cost of investments on the Statement of
Assets and Liabilities. The Company as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 4 for written option activity.

c. SECURITY TRANSACTIONS AND INVESTMENT INCOME Security transactions are recorded as of the trade date. Dividend income and distributions to stockholders are recorded as of the ex-dividend dates. Interest income, adjusted for amortization of discount and pre-
mium on investments, is earned from settlement date and is recognized on the accrual basis. Cost of short-term investments represent amortized cost.

d. FOREIGN CURRENCY TRANSLATION AND TRANSACTIONS Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies versus U.S. dollars on the date of valuation.
Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Company’s Board of Directors. The Company does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.
Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.
Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S.
companies as a result of, among other factors, the possibility of political or economic instability or the level of governmental supervi-
sion and regulation of foreign securities markets.

e. DIVIDENDS AND DISTRIBUTIONS The Company expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually to common shareholders and quarterly to preferred shareholders. Dividends and distribu-
tions to common and preferred shareholders, which are determined in accordance with Federal income tax regulations are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified to paid-in capital as they arise.

f. FEDERAL INCOME TAXES The Company’s policy is to fulfill the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to its stockholders. Accordingly, no provision for Federal income taxes is required. In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, man-
agement has analyzed the Company’s tax positions taken or expected to be taken on Federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Company’s financial statements.

g. CONTINGENT LIABILITIES Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of a matter that are reasonably estimable and, if so, they are included in the accrual.

h. INDEMNIFICATIONS In the ordinary course of business, the Company enters into contracts that contain a variety of indemnifications.
The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

2. FAIR VALUE MEASUREMENTS - Various data inputs are used in determining the value of the Company’s investments. These inputs are summarized in a hierarchy consisting of the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities (including money market funds which are valued using amortized cost and which transact at net asset value, typically $1.00 per share),
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.), and
Level 3 - significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Company’s net assets as of June 30, 2016:

Assets	Level 1	Level 2	Level 3	Total
Common stocks	$1,066,322,600	—	—	$1,066,322,600
Warrant	322,213	—	—	322,213
Money market fund	179,413,039	—	—	179,413,039
Total	$1,246,057,852	—	—	$1,246,057,852

Liabilities
Option Written	($935,625)	—	—	($935,625)

Transfers of Level 3 securities, if any, are reported as of the actual date of reclassification. No such transfers occurred during the six months ended June 30, 2016.

3. PURCHASES AND SALES OF SECURITIES - Purchases and sales of securities (other than short-term securities and options) for the six months ended June 30, 2016 amounted to $61,972,248 and $161,907,040, on long transactions, respectively.

4. WRITTEN OPTIONS - The level of activity in written options varies from year to year based upon market conditions. Transactions in written covered call options and collateralized put options for the six months ended June 30, 2016 were as follows:

	Covered Calls		Collateralized Puts
	Contracts	Premiums	Contracts	Premiums
Options outstanding, December 31, 2015	2,250	$1,473,462	2,500	$404,556
Options written	6,000	1,566,530	0	0
Options terminated in closing purchase transaction	(4,500)	(1,672,355)	(1,500)	(247,869)
Options expired	(500)	(129,998)	0	0
Options assigned	(755)	(727,498)	(1,000)	(156,687)
Options outstanding, June 30, 2016	2,495	$510,141	0	$0

5. Capital Stock and Dividend Distributions - The authorized capital stock of the Company consists of 50,000,000 shares of
Common Stock, $1.00 par value, and 10,000,000 shares of Preferred Stock, $1.00 par value. With respect to the Common Stock,
27,746,519 shares were issued and outstanding; 8,000,000 Preferred Shares were originally issued and 7,604,687 were outstanding on
June 30, 2016.
On September 24, 2003, the Company issued and sold 8,000,000 shares of its 5.95% Cumulative Preferred Stock, Series B in an
underwritten offering. The Preferred Shares were noncallable for the 5 year period ended September 24, 2008 and have a liquidation preference of $25.00 per share plus accumulated and unpaid dividends to the date of redemption. On December 10, 2008, the Board of Directors authorized the repurchase of up to 1 million Preferred Shares in the open market at prices below $25.00 per share. This authorization has been reviewed annually thereafter. To date, 395,313 shares have been repurchased.
The Company allocates distributions from net capital gains and other types of income proportionately among holders of shares of
Common Stock and Preferred Stock. To the extent that dividends on the shares of Preferred Stock are not paid from net capital gains, they will be paid from investment company taxable income or will represent a return of capital.
Under the Investment Company Act of 1940, the Company is required to maintain an asset coverage of at least 200% of the Preferred
Stock. In addition, pursuant to Moody’s Investor Service, Inc. Rating Agency Guidelines, the Company is required to maintain a certain discounted asset coverage for its portfolio that equals or exceeds a Basic Maintenance Amount. If, the Company fails to meet these requirements in the future and does not cure such failure, the Company may be required to redeem, in whole or in part, shares of Preferred Stock at a redemption price of $25.00 per share plus accumulated and unpaid dividends. In addition, failure to meet the foregoing asset coverage requirements could restrict the Company’s ability to pay dividends on shares of Common Stock and could lead to sales of portfolio securities at inopportune times.
The holders of Preferred Stock have voting rights equivalent to those of the holders of Common Stock (one vote per share) and, gener-
ally, vote together with the holders of Common Stock as a single class.
Holders of Preferred Stock will elect two members to the Company’s Board of Directors and the holders of Preferred and Common
Stock, voting as a single class, will elect the remaining directors. If the Company fails to pay dividends on the Preferred Stock in an amount equal to two full years’ dividends, the holders of Preferred Stock will have the right to elect a majority of the directors. In addition, the Investment Company Act of 1940 requires that approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Stock and (b) take any action requiring a vote of security holders, including, among other things, changes in the Company’s subclassification as a closed-end investment company or changes in its fundamental investment policies.
The Company presents its Preferred Stock, for which its redemption is outside of the Company’s control, outside of the net assets applicable to Common Stock in the Statement of Assets and Liabilities.

5. CAPITAL STOCK AND DIVIDEND DISTRIBUTIONS - (Continued from bottom of previous page.)
Transactions in Common Stock during the six months ended June 30, 2016 and the year ended December 31, 2015 were as follows:

	Shares		Amount
	2016	2015	2016	2015
Par value of shares issued in payment of dividends
and distributions (includes 439,217 shares issued from treasury)	—	439,217	—	$439,217
			—	13,093,059
			—	13,532,276
Par value of shares purchased (at an average discount from
net asset value of 17.7% and 15.5%, respectively)	(550,178)	(3,014,364)	($550,178)	(3,014,364)
Decrease in paid-in capital			(16,190,140)	(98,660,515)
Total decrease			(16,740,318)	(101,674,879)
Net decrease	(550,178)	(2,575,147)	($16,740,318)	($88,142,603)

At June 30, 2016, the Company held in its treasury 4,234,353 shares of Common Stock with an aggregate cost in the amount of
$141,791,271.

The tax basis distributions during the year ended December 31, 2015 were as follows: ordinary distributions of $12,966,519 and net capital gains distributions of $30,890,831. As of December 31, 2015, distributable earnings on a tax basis included $1,442,060 from ordinary distributions, $5,268,234 from undistributed net capital gains and $529,240,330 from net unrealized appreciation on invest-
ments if realized in future years. Reclassifications arising from permanent “book/tax” differences reflect non-tax deductible expenses and redesignation of dividends during the year ended December 31, 2015. As a result, additional paid-in capital was decreased by $3,081 and net investment income increased by $3,081. As of December 31, 2015 the Company had straddle loss deferrals of
$252,864. Net assets were not affected by this reclassification .

6. OFFICERS’ COMPENSATION - The aggregate compensation accrued and paid by the Company during the six months ended June 30,
2016 to its officers (identified on back cover) amounted to $3,492,250.

7. BENEFIT PLANS - The Company has funded (qualified) and unfunded (supplemental) noncontributory defined benefit pension plans that are available to its employees. The pension plans provide defined benefits based on years of service and final average salary with an offset for a portion of social security covered compensation. The components of the net periodic benefit cost (income) of the plans for the six months ended June 30, 2016 were:

Service cost	$278,800
Interest cost	469,117
Expected return on plan assets	(679,841)
Amortization of prior service cost	8,902
Amortization of recognized net actuarial loss	175,505
Net periodic benefit cost	$252,483

The Company recognizes the overfunded status of its defined benefit postretirement plan as an asset in the Statement of Assets and
Liabilities and recognizes changes in funded status in the year in which the changes occur through other comprehensive income.

The Company also has funded (qualified) and unfunded (supplemental) defined contribution thrift plans that are available to its employ-
ees. The aggregate cost of such plans for the six months ended June 30, 2016 was $144,862. The qualified thrift plan acquired 14,400 shares and distributed 35,643 shares of the Company’s Common Stock during the six months ended June 30, 2016 and held 555,694 shares of the Company’s Common Stock at June 30, 2016.

8. OPERATING LEASE COMMITMENT - In September 2007, the Company entered into an operating lease agreement for office space which expires in February 2018 and provided for aggregate rental payments of approximately $10,755,000, net of construction credits. The lease agreement contains clauses whereby the Company receives free rent for a specified number of months and credit towards construc-
tion of office improvements, and incurs escalations annually relating to operating costs and real property taxes and to annual rent charges beginning in February 2013. The Company has the option to renew the lease after February 2018 for five years at market rates. Rental expense approximated $572,600 for the six months ended June 30, 2016. Minimum rental commitments under the operating lease are approximately $1,183,000 in 2016 and 2017, and $99,000 in 2018.

Previous purchases of the Company’s Common and Preferred Stock are set forth in Note 5 on pages 10 and 11. Prospective purchases of
Common and Preferred Stock may be made at such times, at such prices, in such amounts and in such manner as the Board of Directors may deem advisable.
The policies and procedures used by the Company to determine how to vote proxies relating to portfolio securities and the Company’s proxy voting record for the twelve-month period ended June 30, 2016 are available: (1) without charge, upon request, by calling us at our toll-free telephone number (1-800-436-8401), (2) on the Company’s website at www.generalamericaninvestors.com and (3) on the
Securities and Exchange Commission’s website at www.sec.gov.
In addition to distributing financial statements as of the end of each quarter, General American Investors files a Quarterly Schedule of Portfolio Holdings (Form N-Q) with the Securities and Exchange Commission (“SEC”) as of the end of the first and third calendar quarters. The Company’s Forms N-Q are available at www.generalamericaninvestors.com and on the SEC’s website: www.sec.gov.
Copies of Forms N-Q may also be obtained and reviewed at the SEC’s Public Reference Room in Washington, DC or through the
Company by calling us at 1-800-436-8401. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.
On April 15, 2016, the Company submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the
Company’s principal executive officer certified that he was not aware, as of that date, of any violation by the Company of the NYSE’s
Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Company’s principal executive and principal financial officer made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Company’s disclosure controls and procedures and internal control over financial reporting, as applicable.

ITEM 2. CODE OF ETHICS.

Not applicable to this semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this semi-annual report.

ITEM 6. SCHEDULE OF INVESTMENTS

The schedule of investments in securities of unaffiliated issuers is included as part of the report to stockholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this semi-annual report.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this semi-annual report.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) General American Investors Company, Inc. Common Stock (GAM)

Period	(a) Total Number	(b) Average Price	(c) Total Number of Shares	(d) Maximum Number (or Approximate
2013	of shares (or Units)	Paid per Share	(or Units) Purchased as Part	Dollar Value) of Shares (or Units)
	Purchased	(or Unit)	of Publicly Announced Plans	that May Yet Be Purchased Under
			or Programs	the Plans or Programs
01/01-01/31	27,991	28.5521	27,991	831,387
02/01-02/28	74,849	28.1977	74,849	756,538
03/01-03/31	118,435	30.6167	118,435	638,103
04/01-04/30	93,785	31.3055	93,785	544,318
05/01-05/31	76,320	30.7910	76,320	467,998
06/01-06/30	158,798	30.9733	158,798	309,200

Total for year	550,178		550,178

Note-	The Board of Directors has authorized the repurchase of the registrant’s common stock when the shares are trading at a discount from the underlying net asset value of at least 8%.
This represents a continuation of the repurchase program which began in March 1995.
As of the beginning of the period, January 1, 2016, there were 859,378 shares available for repurchase under the aforementioned extension of such authorization. As of the end of the period, June 30, 2016, there were 309,200 shares available for repurchase under this program.

(b) General American Investors Company, Inc. Preferred Stock (GAMpB)

Period	(a) Total Number	(b) Average Price	(c) Total Number of Shares	(d) Maximum Number (or Approximate
2016	of shares (or Units)	Paid per Share	(or Units) Purchased as Part	Dollar Value) of Shares (or Units)
	Purchased	(or Unit)	of Publicly Announced Plans	that May Yet Be Purchased Under
			or Programs	the Plans or Programs
01/01-01/31	-		-	604,687
02/01-02/28	-		-	604,687
03/01-03/31	-		-	604,687
04/01-04/30	-		-	604,687
05/01-05/31	-		-	604,687
06/01-06/30	-		-	604,687

Total	0		0

Note-	The Board of Directors has authorized the repurchase of the registrant's preferred stock when the shares are trading at a price not in excess of $25.00 per share.
As of the beginning of the period, January 1, 2016, there were 604,687 shares available for repurchase under such authorization. As of the end of the period, June 30, 2016, there were 604,687 shares available for repurchase under this program.

 ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's  Board of Directors as set forth in the registrant's Proxy Statement, dated February 19, 2015.

ITEM 11. CONTROLS AND PROCEDURES.

Conclusions of principal officers concerning controls and procedures

(a) As of June 30, 2016, an evaluation was performed  under the  supervision and with  the  participation  of the  officers  of
General  American  Investors Company,  Inc. (the  "Registrant"),  including the principal  executive  officer ("PEO") and principal  financial officer ("PFO"), to assess the effectiveness of the Registrant's  disclosure controls and procedures.  Based on that evaluation, the  Registrant's  officers,  including the PEO and PFO,  concluded  that, as of June 30, 2016, the
Registrant's  disclosure  controls and  procedures  were reasonably  designed  so as to  ensure:  (1)  that  information
required  to be disclosed  by the  Registrant  on  Form  N-CSR   is  recorded, processed,  summarized  and reported
within the time  periods  specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information  relating  to the  Registrant  is made  known  to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b) There have been no significant changes in the Registrant's internal control over financial reporting  (as defined in Rule  30a-3(d)  under the  Investment

Company Act of 1940 (17 CFR 270.30a-3(d))  that occurred during the Registrant's last fiscal quarter that has  materially  affected,  or is reasonably  likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(a)(1) The code of ethics disclosure required by Item 2 is not applicable to this semi-annual report.

(a)(2)  Certifications  of the  principal  executive  officer and the  principal financial officer pursuant to Rule 30a-2(a)under the Investment Company Act of

1940.

(a)(3) There were no written  solicitations  to purchase  securities  under Rule

23c-1 under the Investment  Company Act of 1940 during the period covered by the report.

(b)  Certifications  of  the  principal  executive  officer  and  the  principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940.

                                              SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

General American Investors Company, Inc.

By:       /s/Eugene S. Stark

Eugene S. Stark

Vice-President, Administration

Date: August 1, 2016

  Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:       /s/Jeffrey W. Priest

            Jeffrey W. Priest

President and Chief Executive Officer

(Principal Executive Officer)

Date: August 1, 2016

By:       /s/Eugene S. Stark

Eugene S. Stark

Vice-President, Administration

(Principal Financial Officer)

Date: August 1, 2016